Exhibit 99.1

USA Technologies Announces Third Quarter Fiscal Year 2016 Results

MALVERN, Pa. – May 12, 2016 – USA Technologies, Inc. (NASDAQ:USAT) ("USAT"), a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market, today reported results for its third quarter ended March 31, 2016.

Third Quarter Financial Highlights:

●	Total quarterly revenue of $20.4 million, a year-over-year increase of 33%

●	32,000 net connections for the quarter compared to 14,000 in the same quarter last year, a year-over-year increase of 129%

●	401,000 connections to ePort service, including 6,000 new connections attributable to the VendScreen acquisition which closed on January 15, 2016, representing a year-over-year increase of 33%

●	Record 10,825 customers compared to 8,925 as of a year ago, a year-over-year increase of 21%

●	Quarterly record license and transaction fee revenue of $14.7 million, a year-over-year increase of 33%

●	$4.3 million of cash provided by operating activities representing the fifth straight quarter of positive operating cash flow

●	Quarterly GAAP net loss of $5.4 million, including the impact of a $4.8 million non-cash expense for the fair value warrant liability adjustment, $461,000 of non-recurring expenses relating to the acquisition and integration of the VendScreen business, and $105,000 of professional fees incurred in connection with the class action litigation which was dismissed by the court in April 2016

●	Quarterly Non-GAAP net loss of $87,000, or $(0.01) per share

●	Quarterly adjusted EBITDA of $1.3 million

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

Third Quarter Financial Highlights & Transaction Data:

	Nine months ended, unless noted March 31,
(Connections, transactions and $'s in thousands, except per share data)	2016	2015	# Change	% Change

Revenues:
License and transaction fees	$41,326	$31,695	$9,631	30%
Equipment sales	14,138	8,736	5,402	62%
Total revenues	$55,464	$40,431	$15,033	37%

License and transaction fees gross margin	33.5%	32.0%	1.5%	5%

Equipment sales gross margin	16.6%	21.6%	(5.0%)	-23%

Operating income (loss)	$111	$115	$(4)	-3.5%

Adjusted EBITDA	$5,358	$5,007	$351	7.0%

Net loss	$(5,934)	$(889)	$(5,045)	567.5%

Net earnings (loss) per common share - diluted	$(0.18)	$(0.04)	$(0.14)	312.8%

Net New Connections	68	36	32	89%

Total Connections (at period end)	401	302	99	33%

Total Number of Transactions	226,798	154,500	72,298	47%

Transaction Volume	$415,423	$276,200	$139,223	50%

	Three months ended, unless noted March 31,
(Connections, transactions and $'s in thousands, except per share data)	2016	2015	# Change	% Change

Revenues:
License and transaction fees	$14,727	$11,059	$3,668	33%
Equipment sales	5,634	4,298	1,336	31%
Total revenues	$20,361	$15,357	$5,004	33%

License and transaction fees gross margin	34.1%	35.3%	(1.2%)	-3%

Equipment sales gross margin	11.5%	28.9%	(17.4%)	-60%

Operating income (loss)	$(595)	$730	$(1,325)	-181.5%

Adjusted EBITDA	$1,347	$2,379	$(1,032)	-43.4%

Net loss	$(5,420)	$(567)	$(4,853)	855.9%

Net loss per common share - basic and diluted	$(0.16)	$(0.03)	$(0.13)	531.3%

Net New Connections	32	14	18	129%

Total Connections (at period end)	401	302	99	33%

Total Number of Transactions	82,000	54,800	27,200	50%

Transaction Volume	$151,000	$97,700	$53,300	55%

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

“We are experiencing an inflection point in the unattended retail payments market with our cashless-payment solutions while achieving record revenue and integrating an acquisition,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer. “With the introduction of our ePort Interactive Service, our most progressive solution to date, our customers now can leverage a content delivery platform to directly engage with their customers.  Additionally, the Premium Support Service continues to incentivize operators to move to cashless payments at 100% of their locations, which proliferates the acceptance of cashless payments in the self-service retail market.   We view the broadening adoption of cashless payment solutions, coupled with our continued growth, as validation that USAT is positioned as the clear leader in the self-service retail market.”

Fiscal 2016 Outlook

For full fiscal year 2016, management raised its expectations for connections and revenue, and it now expects to add between 93,000 and 95,000 net new connections for the year, bringing total connections to our service to a range of 426,000 to 428,000 and expects total revenue to be between $76 million and $78 million.  Additionally, the company anticipates that QuickStart will remain a popular program for customers, and management expects it to drive positive cash provided by operating activities in fiscal year 2016.  We also expect to have year-over-year increases of adjusted EBITDA and non-GAAP net income.

Webcast and Conference Call

Management will host a conference call and webcast the event beginning at 8:30 a.m. Eastern Time today, May 12, 2016.

To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 2454754.

A live webcast of the conference call will be available at http://investor.usatech.com/events.cfm. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

A telephone replay of the conference call will be available from 11:30 a.m. Eastern Time on May 12, 2016 until 11:59 p.m. Eastern Time on May 15, 2016 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 2454754.  An archived replay of the conference call will also be available in the investor relations section of the company's website.

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

About USA Technologies

USA Technologies, Inc. is a premier payment technology service provider of integrated cashless and mobile transactions in the self-service retail market. The company also provides a broad line of cashless acceptance technologies including its NFC- ready ePort® G-series, ePort Mobile™ for customers on the go, and QuickConnect, an API Web service for developers. USA Technologies has 78 United States and foreign patents in force; and has agreements with Verizon, Visa, Chase Paymentech and customers such as Compass, AMI Entertainment and others. Visit the website at www.usatech.com.

Forward-looking Statements:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT's management, as well as assumptions made by and information currently available to USAT's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT's customers continue to utilize USAT's transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days' notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; whether USAT would be able to sell sufficient ePort hardware to third party leasing companies as part of the QuickStart program in order to continue to  increase cash flows from operations; whether USAT’s ongoing remediation of a material weakness that USAT identified in its internal controls over financial reporting, and which was reflected in our annual report on Form 10-K for the fiscal year ended June 30, 2015, would be effective; whether USAT experiences additional material weaknesses in its internal controls over financial reporting in the future, and USAT is not able to accurately or timely report its financial condition or results of operations; and whether USAT's existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

Financial Schedules:

A.	Comparative Income Statement For 9 Months Ended March 31, 2016 and March 31, 2015
B.	Comparative Income Statement For 3 Months Ended March 31, 2016 and March 31, 2015
C.	Five Quarter Select Key Performance Indicators
D.	Comparative Condensed Balance Sheets March 31, 2016 to June 30, 2015
E.	Five Quarter Statement of Operations and Adjusted EBITDA
F.	Five Quarter Selling, General, & Administrative Expenses
G.	Five Quarter Condensed Balance Sheet and Other Data
H.	Five Quarter Condensed Statement of Cash Flows
I.	Consolidated Statement of Shareholders’ Equity
J.	Reconciliation of Net Earnings/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted

NEW ACCOUNTING CLASSIFICATION

Commencing with the September 30, 2015 financial statements, the Company changed the manner in which it presents certain uncollected customer accounts receivable and the related allowance in its consolidated balance sheets and the related statements of cash flows. These accounts receivable represent a large number of small balance amounts due from customers for processing and service fees which had not been billed to customers, and as to which, there had been no customer transaction proceeds from which the Company could collect the amounts due in accordance with its normal procedures. The previous accounting classification recorded these amounts as a reduction of its accounts payable in the consolidated balance sheets and the related statements of cash flows. The new accounting classification moves these amounts to accounts receivable and allowance for bad debt.

Accordingly, the respective balances for all prior periods presented in these financial statements were reclassified in order to be consistent and comparable to the accounting treatment of these items in our March 31, 2016 financial statements. The new accounting classification as well as the reclassification for prior periods had no effect on the consolidated statements of operations or the consolidated statements of shareholders’ equity.

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(A)	Comparative Income Statement For 9 Months Ended March 31, 2016 and March 31, 2015

($ in thousands, except share and per share data)	For the nine months ended March 31,
(unaudited)	2016	% of Sales	2015	% of Sales	Change	% Change

Revenues:
License and transaction fees	$41,326	74.5%	$31,695	78.4%	$9,631	30.4%
Equipment sales	14,138	25.5%	8,736	21.6%	5,402	61.8%
Total revenues	55,464	100.0%	40,431	100.0%	15,033	37.2%

Costs of sales/revenues:
Cost of services	27,475	66.5%	21,566	68.0%	$5,909	27.4%
Cost of equipment	11,787	83.4%	6,850	78.4%	4,937	72.1%
Total costs of sales/revenues	39,262	70.8%	28,416	70.3%	10,846	38.2%

Gross profit:
License and transaction fees	13,851	33.5%	10,129	32.0%	3,722	36.7%
Equipment sales	2,351	16.6%	1,886	21.6%	465	24.7%
Total gross profit	16,202	29.2%	12,015	29.7%	4,187	34.8%

Operating expenses:
Selling, general and administrative	15,652	28.2%	11,444	28.3%	$4,208	36.8%
Depreciation	439	0.8%	456	1.1%	(17)	-3.7%
Total operating expenses	16,091	29.0%	11,900	29.4%	4,191	35.2%
Operating income	111	0.2%	115	0.3%	(4)	-3.5%

Other income (expense):
Interest income	138	0.2%	41	0.1%	97	236.6%
Interest expense	(403)	-0.7%	(209)	-0.5%	(194)	92.8%
Change in fair value of warrant liabilities	(5,692)	-10.3%	(656)	-1.6%	(5,036)	767.7%
Total other income (expense), net	(5,957)	-10.7%	(824)	-2.0%	(5,133)	622.9%

Loss before provision for income taxes	(5,846)	-10.5%	(709)	-1.8%	(5,137)	724.5%
Benefit (provision) for income taxes	(88)		(180)		(92)	51.1%

Net loss	(5,934)	-10.7%	(889)	-2.2%	(5,045)	567.5%
Cumulative preferred dividends	(668)	-1.2%	(668)	-1.7%	-	0.0%
Net loss applicable to common shares	$(6,602)	-11.9%	$(1,557)	-3.9%	$(5,045)	324.0%
Net loss per common share - basic and diluted	$(0.18)		$(0.04)		$(0.14)	321.0%
Basic and diluted weighted average number of common shares outstanding	35,961,648		35,705,210		256,438	0.7%

Adjusted EBITDA	$5,358	9.7%	$5,007	12.4%	$351	7.0%

Non-GAAP net loss applicable to common shares	$(25)	0.0%	$(747)	-1.8%	$722	0.0%

Total connections at period-end	401,000		302,000
Net new connections in period	68,000		36,000

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(B)	Comparative Income Statement For 3 Months Ended March 31, 2016 and March 31, 2015

($ in thousands, except share and per share data)	For the three months ended March 31,
(unaudited)	2016	% of Sales	2015	% of Sales	Change	% Change

Revenues:
License and transaction fees	$14,727	72.3%	$11,059	72.0%	$3,668	33.2%
Equipment sales	5,634	27.7%	4,298	28.0%	1,336	31.1%
Total revenues	20,361	100.0%	15,357	100.0%	5,004	32.6%

Costs of sales/revenues:
Cost of services	9,703	65.9%	7,157	64.7%	$2,546	35.6%
Cost of equipment	4,986	88.5%	3,054	71.1%	1,932	63.3%
Total costs of sales/revenues	14,689	72.1%	10,211	66.5%	4,478	43.9%

Gross profit:
License and transaction fees	5,024	34.1%	3,902	35.3%	1,122	28.8%
Equipment sales	648	11.5%	1,244	28.9%	(596)	-47.9%
Total gross profit	5,672	27.9%	5,146	33.5%	526	10.2%

Operating expenses:
Selling, general and administrative	6,094	29.9%	4,281	27.9%	$1,813	42.3%
Depreciation	173	0.8%	135	0.9%	38	28.1%
Total operating expenses	6,267	30.8%	4,416	28.8%	1,851	41.9%
Operating income (loss)	(595)	-2.9%	730	4.8%	(1,325)	-181.5%

Other income (expense):
Interest income	67	0.3%	27	0.2%	40	148.1%
Interest expense	(180)	-0.9%	(85)	-0.6%	(95)	111.8%
Change in fair value of warrant liabilities	(4,805)	-23.6%	(1,101)	-7.2%	(3,704)	336.4%
Total other income (expense), net	(4,918)	-24.2%	(1,159)	-7.5%	(3,759)	324.3%

Loss before provision for income taxes	(5,513)	-27.1%	(429)	-2.8%	(5,084)	1185.1%
Benefit (provision) for income taxes	93		(138)		231	-167.4%

Net loss	(5,420)	-26.6%	(567)	-3.7%	(4,853)	855.9%
Cumulative preferred dividends	(334)	-1.6%	(334)	-2.2%	-	0.0%
Net loss applicable to common shares	$(5,754)	-28.3%	$(901)	-5.9%	$(4,853)	538.6%
Net loss per common share - basic and diluted	$(0.16)		$(0.03)		$(0.13)	531.3%
Basic and diluted weighted average number of common shares outstanding	36,161,613		35,747,979		413,635	1.2%

Adjusted EBITDA	$1,347	6.6%	$2,379	15.5%	$(1,032)	-43.4%

Non-GAAP net income (loss) applicable to common shares	$(421)	-2.1%	$321	2.1%	$(742)	-231.2%

Total connections at period-end	401,000		302,000
Net new connections in period	32,000		14,000

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(C)	Five Quarter Select Key Performance Indicators:

	Three months ended
(unaudited)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Connections:
Gross New Connections	38,000	24,000	20,000	34,000	24,000
% from Existing Customer Base	91%	89%	86%	89%	82%
Net New Connections	32,000	20,000	16,000	31,000	14,000
Total Connections	401,000	369,000	349,000	333,000	302,000

Customers:
New Customers Added	200	350	675	675	475
Total Customers	10,825	10,625	10,275	9,600	8,925

Volumes:
Total Number of Transactions (millions)	82.0	76.0	68.8	62.2	54.8
Transaction Volume ($millions)	$151.0	$138.0	$126.4	$112.8	$97.7

Financing Structure of Connections:
JumpStart	7.4%	10.1%	10.2%	6.0%	11.3%
QuickStart & All Others *	92.6%	89.9%	89.8%	94.0%	88.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

*Includes credit sales with standard trade receivable terms

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(D)	Comparative Condensed Balance Sheets March 31, 2016 to June 30, 2015

($ in thousands) (unaudited)		March 31, 2016	June 30, 2015	$ Change	% Change

Assets
Current assets:
Cash		$14,901	$11,374	$3,527	31%
Accounts receivable, less allowance	*	8,345	5,971	2,374	40%
Finance receivables		1,677	941	736	78%
Inventory		2,341	4,216	(1,875)	-44%
Deferred income taxes		1,276	1,258	18	1%
Prepaid expenses and other current assets		1,060	574	486	85%
Total current assets		29,600	24,334	5,266	22%

Finance receivables, less current portion		3,042	3,698	(656)	-18%
Property and equipment, net		10,584	12,869	(2,285)	-18%
Goodwill and intangbiles		12,976	8,095	4,881	60%
Deferred income taxes		25,701	25,788	(87)	0%
Other assets		337	350	(13)	-4%
Total assets		$82,240	$75,134	$7,106	9%

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	*	$12,029	$10,542	$1,487	14%
Accrued expenses		3,339	2,108	1,231	58%
Line of credit		6,980	4,000	2,980	75%
Current obligations under long-term debt		625	478	147	31%
Income taxes payable		-	54	(54)	-100%
Warrant liabilities		5,964	-	5,964	0%
Deferred gain from sale-leaseback transactions		860	860	-	0%
Total current liabilities		29,797	18,042	11,755	65%
Long-term liabilities
Long-term debt, less current portion		1,742	1,854	(112)	-6%
Accrued expenses, less current portion		19	49	(30)	-61%
Warrant liabilities, less current portion		-	978	(978)	-100%
Deferred gain from sale-leaseback transactions, less current portion		255	900	(645)	-72%
Total long-term liabilities		2,016	3,781	(1,765)	-47%
Total liabilities		31,813	21,823	9,990	46%

Shareholders' equity:
Preferred stock, no par value		3,138	3,138	-	0%
Common stock, no par value		227,924	224,874	3,050	1%
Accumulated deficit		(180,635)	(174,701)	(5,934)	3%
Total shareholders' equity		50,427	53,311	(2,884)	-5%
Total liabilities and shareholders' equity		$82,240	$75,134	$7,106	9%

Total current assets		$29,600	$24,334	$5,266	22%
Total current liabilities		29,797	18,042	11,755	65%
Net working capital		$(197)	$6,292	$(6,489)	-103%

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications		$-	$1,299

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(E)	Five Quarter Statement of Operations and Adjusted EBITDA

	For the three months ended
(unaudited)	March 31, 2016	% of Sales	December 31, 2015	% of Sales	September 30, 2015	% of Sales	June 30, 2015	% of Sales	March 31, 2015	% of Sales
Revenues:
License and transaction fees	$14,727	72.3%	$13,674	73.9%	$12,925	77.9%	$11,938	67.7%	$11,059	72.0%
Equipment Sales	5,634	27.7%	4,829	26.1%	3,675	22.1%	5,708	32.3%	4,298	28.0%
Total revenue	20,361	100.0%	18,503	100.0%	16,600	100.0%	17,646	100.0%	15,357	100.0%

Costs of sales/revenues:
License and transaction fees	9,703	65.9%	9,067	66.3%	8,705	67.4%	7,863	65.9%	7,157	64.7%
Equipment sales	4,986	88.5%	3,953	81.9%	2,848	77.5%	4,975	87.2%	3,054	71.1%
Total costs of sales/revenues	14,689	72.1%	13,020	70.4%	11,553	69.6%	12,838	72.8%	10,211	57.9%

Gross Profit:
License and transaction fees	5,024	34.1%	4,607	33.7%	4,220	32.6%	4,075	34.1%	3,902	35.3%
Equipment sales	648	11.5%	876	18.1%	827	22.5%	733	12.8%	1,244	28.9%
Total gross profit	5,672	27.9%	5,483	29.6%	5,047	30.4%	4,808	27.2%	5,146	33.5%

Operating expenses:
Selling, general and administrative	6,094	29.9%	4,762	25.7%	4,796	28.9%	5,009	28.4%	4,281	27.9%
Depreciation	173	0.8%	127	0.7%	139	0.8%	156	0.9%	135	0.9%
Total operating expenses	6,267	30.8%	4,889	26.4%	4,935	29.7%	5,165	29.3%	4,416	28.8%

Operating income (loss)	(595)	-2.9%	594	3.2%	112	0.7%	(357)	-2.0%	730	4.8%

Other income (expense):
Interest income	67	0.3%	20	0.1%	51	0.3%	42	0.2%	27	0.2%
Other income	-	0.0%	-	0.0%	-	0.0%	52	0.3%	-	0.0%
Interest expense	(180)	-0.9%	(104)	-0.6%	(119)	-0.7%	(92)	-0.5%	(85)	-0.6%
Change in fair value of warrant liabilities	(4,805)	-23.6%	(1,230)	-6.6%	343	2.1%	263	1.5%	(1,101)	-7.2%
Total other income (expense), net	(4,918)	-24.2%	(1,314)	-7.1%	275	1.7%	265	1.5%	(1,159)	-7.5%

Income (loss) before provision for income taxes	(5,513)	-27.1%	(720)	-3.9%	387	2.3%	(92)	-0.5%	(429)	-2.8%
Benefit (provision) for income taxes	93	0.5%	(154)	-0.8%	(27)	-0.2%	(109)	-0.6%	(138)	-0.9%

Net income (loss)	(5,420)	-26.6%	(874)	-4.7%	360	2.2%	(201)	-1.1%	(567)	-3.7%

Less interest income	(67)	-0.3%	(20)	-0.1%	(51)	-0.3%	(42)	-0.2%	(27)	-0.2%
Plus interest expenses	180	0.9%	104	0.6%	119	0.7%	92	0.5%	85	0.6%
Plus income tax expense	(93)	-0.5%	154	0.8%	27	0.2%	109	0.6%	138	0.9%
Plus depreciation expense	1,190	5.8%	1,323	7.2%	1,350	8.1%	1,381	7.8%	1,433	9.3%
Plus amortization expense	44	0.2%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Plus (less) change in fair value of warrant liabilities	4,805	23.6%	1,230	6.6%	(343)	-2.1%	(263)	-1.5%	1,101	7.2%
Plus stock-based compensation	142	0.7%	237	1.3%	272	1.6%	175	1.0%	216	1.4%
Plus VendScreen non-recurring charges	461	2.3%	106	0.6%	17	0.1%	-	0.0%	-	0.0%
Plus class action professional fees	105	0.5%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Adjusted EBITDA	$1,347	6.6%	$2,260	12.2%	$1,751	10.6%	$1,251	7.1%	$2,379	15.5%

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(F)	Five Quarter Selling, General, & Administrative Expenses

	Three months ended
($ in thousands) (unaudited)	March 31, 2016	% of SG&A	December 31, 2015	% of SG&A	September 30, 2015	% of SG&A	June 30, 2015	% of SG&A	March 31, 2015	% of SG&A

Salaries and benefit costs	$2,761	45.4%	$2,786	58.6%	$2,685	56.0%	$2,295	45.8%	$2,534	59.2%
Marketing related expenses	362	5.9%	335	7.0%	333	6.9%	580	11.6%	184	4.3%
Professional services	1,256	20.6%	839	17.6%	782	16.3%	844	16.8%	708	16.5%
Bad debt expense	505	8.3%	239	5.0%	236	4.9%	497	9.9%	303	7.1%
Premises, equipment and insurance costs	460	7.5%	347	7.3%	399	8.3%	475	9.5%	372	8.7%
Research and development expenses	131	2.1%	37	0.8%	191	4.0%	154	3.1%	96	2.2%
VendScreen non-recurring charges	461	7.6%	106	2.2%	17	0.4%	-	0.0%	-	0.0%
Other expenses	158	2.6%	73	1.5%	153	3.2%	164	3.3%	84	2.0%
Total SG&A expenses	$6,094	100%	$4,762	100%	$4,796	100%	$5,009	100%	$4,281	100%

Total Revenue	20,361		18,503		16,600		17,646		15,357
SG&A expenses as a percentage of revenue	29.9%		25.7%		28.9%		28.4%		27.9%

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(G)	Five Quarter Condensed Balance Sheet and Other Data

($ in thousands) (unaudited)		March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Assets
Current assets:
Cash		$14,901	$14,809	$11,592	$11,374	$8,475
Accounts receivable, less allowance	*	8,345	6,976	6,448	5,971	5,245
Finance receivables		1,677	1,503	946	941	750
Inventory		2,341	2,849	3,718	4,216	4,241
Other current assets		2,336	2,160	1,883	1,832	1,322
Total current assets		29,600	28,297	24,587	24,334	20,033

Finance receivables, less current portion		3,042	2,435	3,525	3,698	3,505
Other assets		337	326	342	350	423
Property and equipment, net		10,584	10,856	11,890	12,869	13,574
Deferred income taxes		25,701	25,607	25,761	25,788	26,169
Goodwill and intangibles		12,976	8,095	8,095	8,095	8,095
Total assets		$82,240	$75,616	$74,200	$75,134	$71,799

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses	*	$15,368	$9,992	$11,615	$12,650	$9,044
Line of credit		6,980	7,000	4,000	4,000	4,000
Warrant Liabilities		5,964	-	-	-	-
Other current liabilities		1,485	1,384	1,497	1,392	1,294
Total current liabilities		29,797	18,376	17,112	18,042	14,338
Long-term liabilities
Total long-term liabilities		2,016	3,945	3,116	3,781	4,134
Total liabilities		31,813	22,321	20,228	21,823	18,472

Shareholders' equity:
Total shareholders' equity		50,427	53,295	53,972	53,311	53,327
Total liabilities and shareholders' equity		$82,240	$75,616	$74,200	$75,134	$71,799

Total current assets		$29,600	$28,297	$24,587	$24,334	$20,033
Total current liabilities		29,797	18,376	17,112	18,042	14,338
Net working capital		$(197)	$9,921	$7,475	$6,292	$5,695

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications		$-	$-	$-	$1,299	$1,842

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(H)	Five Quarter Condensed Statement of Cash Flows

		Three months ended
		March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
($ in thousands) (unaudited)

OPERATING ACTIVITIES:
Net income (loss)		$(5,420)	$(874)	$360	$(201)	$(567)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation		142	237	272	175	216
Gain on disposal of property and equipment		(15)	(41)	(1)	(4)	(6)
Bad debt expense		506	238	236	497	302
Depreciation		1,190	1,323	1,350	1,381	1,433
Amortization of intangible assets		44	-	-	-	-
Change in fair value of warrant liabilities		4,805	1,230	(343)	(263)	1,101
Deferred income taxes, net		(93)	154	27	31	121
Gain on sale of finance receivables		-	-	-	(52)	-
Recognition of deferred gain from sale-leaseback transactions		(215)	(215)	(215)	(215)	(216)
Changes in operating assets and liabilities:
Accounts receivable	*	(1,872)	(767)	(713)	(1,223)	(984)
Finance receivables		(154)	533	168	(332)	(2,248)
Inventory		250	649	219	(639)	651
Prepaid expenses and other assets		(160)	(254)	48	(97)	152
Accounts payable	*	4,154	(1,623)	(1,044)	3,491	(141)
Accrued expenses		1,166	(13)	(2)	93	234
Income taxes payable		-	(70)	-	37	17
Net change in operating assets and liabilities		3,384	(1,545)	(1,324)	1,330	(2,319)

Net cash provided by operating activities		4,328	507	362	2,680	65

INVESTING ACTIVITIES:
Purchase and additions of property and equipment		(164)	(33)	(49)	(6)	(4)
Proceeds from sale of property and equipment		19	101	4	8	19
Cash paid for assets acquired from VendScreen		(5,625)	-	-	-	-

Net cash provided by (used in) investing activities		(5,770)	68	(45)	2	15

FINANCING ACTIVITIES:
Cash used for the retirement of common stock		-	(40)	-	-	-
Proceeds from exercise of common stock warrants		1,652	-	29	-	-
Excess tax benefits from share-based compensation		-	-	-	10	-
Proceeds (payments) from line of credit		33	3,000	-	-	-
Proceeds from long-term debt		-	-	-	304	1,753
Repayment of long-term debt		(151)	(233)	(128)	(97)	(93)

Net cash provided by (used in) financing activities		1,534	2,727	(99)	217	1,660

Net increase in cash		92	3,217	218	2,899	1,741

Cash at beginning of period		14,809	11,592	11,374	8,475	6,734

Cash at end of period		$14,901	$14,809	$11,592	$11,374	$8,475

Supplemental disclosures of cash flow information:
Interest paid in cash		$191	$107	$106	$99	$67
Depreciation expense allocated to cost of services		$1,051	$1,186	$1,199	$1,179	$1,271
Reclass of rental program property to inventory, net		$347	$777	$(279)	$(718)	$1,374
Prepaid items financed with debt		$-	$-	$103	$-	$-
Equipment and software acquired under capital lease		$409	$-	$35	$-	$-
Disposal of property and equipment		$189	$238	$99	$447	$343
Fair value of common stock warrants at issuance		$52	$-	$-	$-	$-
Proceeds from debt for debt financing costs		$79	$-	$-	$-	$-

* Accounts Receivable
Reclassification of cash provided by and included in accounts payable to accounts receivable		$-	$-	$-	$543	$(10)

* Accounts Payable
Reclassification of cash provided by and included in accounts payable to accounts receivable		$-	$-	$-	$(543)	$10

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(I)	Consolidated Statement of Shareholders’ Equity

	Series A Convertible Preferred Stock		Common Stock		Accumulated
($ in thousands, except shares)	Shares	Amount	Shares	Amount	Deficit	Total

Balance, June 30, 2015, as previously reported	442,968	$3,138	35,747,242	$224,874	$(174,701)	$53,311
Adjustments	2,095	-	16,421	-	-	-
Balance, June 30, 2015, as adjusted	445,063	$3,138	35,763,663	$224,874	$(174,701)	$53,311

Warrants issued in conjunction with Line of Credit Agreement	-	-	-	52	-	52
Reclass of fair value of warranty liability upon exercise of warrants			-	706		706
Exercise of warrants	-	-	645,100	1,681	-	1,681
Stock based compensation
2013 Stock Incentive Plan	-	-	169,913	377	-	377
2014 Stock Option Incentive Plan	-	-	12,785	274	-	274
Retirement of common stock	-	-	(12,746)	(40)	-	(40)
Net loss	-	-	-	-	(5,934)	(5,934)

Balance, March 31, 2016	445,063	$3,138	36,578,715	$227,924	$(180,635)	$50,427

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

(J)	Reconciliation of Net Earnings/(Loss) to Non-GAAP Net Income (Loss) and Net Earnings/(Loss) Per Common Share – Basic and Diluted to Non-GAAP Net Earnings/(Loss) Per Common Share – Basic and Diluted

	Three months ended
($ in thousands) (unaudited)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Net income (loss)	$(5,420)	$(874)	$360	$(201)	$(567)
Non-GAAP adjustments:
Non-cash portion of income tax provision	(38)	224	27	72	121
Fair value of warrant adjustment	4,805	1,230	(343)	(263)	1,101
Non-recurring charges	461	106	-	-	-
Class action professional fees	105	-	-	-	-
Non-GAAP net income (loss)	$(87)	$686	$44	$(392)	$655

Net income (loss)	$(5,420)	$(874)	$360	$(201)	$(567)
Cumulative preferred dividends	(334)	-	(334)	-	(334)
Net income (loss) applicable to common shares	$(5,754)	$(874)	$26	$(201)	$(901)

Non-GAAP net income (loss)	$(87)	$686	$44	$(392)	$655
Cumulative preferred dividends	(334)	-	(334)	-	(334)
Non-GAAP net income (loss) applicable to common shares	$(421)	$686	$(290)	$(392)	$321

Net earnings (loss) per common share - basic	$(0.16)	$(0.02)	$0.00	$(0.01)	$(0.03)
Non-GAAP net earnings (loss) per common share - basic	$(0.01)	$0.02	$(0.01)	$(0.01)	$0.01
Basic weighted average number of common shares outstanding	36,161,613	35,898,773	35,826,731	35,761,251	35,747,979

Net earnings (loss) per common share - diluted	$(0.16)	$(0.02)	$0.00	$(0.01)	$(0.03)
Non-GAAP net earnings (loss) per common share - diluted	$(0.01)	$0.02	$(0.01)	$(0.01)	$0.01
Diluted weighted average number of common shares outstanding	36,161,613	35,898,773	36,466,215	35,761,251	35,747,979

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (E) and (J).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (E) and (J) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities,  non-cash portions of the Company’s income tax benefit (provision), non-recurring professional service fees recorded in SG&A during the quarter ended December 31, 2015 that were incurred in connection with the VendScreen transaction, non-recurring costs and expenses recorded in SG&A during the quarter ended March 2016 that were incurred in connection with the acquisition and integration of the VendScreen business, and professional fees incurred during the March 31, 2016 quarter in connection with the class action litigation. Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding.

Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share - diluted are important measures of USAT's business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that these non-GAAP financial measures serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current and future financial performance. Additionally, the Company utilizes non-GAAP net income as a metric in its management and executive officer incentive compensation plans.

USA Technologies Announces Third Quarter Fiscal Year 2016 Financial Results

Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, non-recurring professional service fees recorded in SG&A during the quarter ended December 31, 2015 that were incurred in connection with the VendScreen transaction, non-recurring  costs and expenses recorded in SG&A during the quarter ended March 31, 2016 that were incurred in connection with the acquisition and integration of the VendScreen business,  professional fees incurred during the March 31, 2016 quarter in connection with the class action litigation, change in fair value of warrant liabilities, and stock-based compensation expense.  We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or (charge) that is not related to USAT's operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of USAT. We have excluded the nonrecurring costs and expenses incurred in connection with the VendScreen transaction in order to allow more accurate comparisons of the financial results to historical operations. We have excluded the professional fees incurred in connection with the class action litigation because we believe they represent a charge that is not related to USAT’s operations. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance. Additionally, the Company utilizes Adjusted EBITDA as a metric in its management and executive officer incentive compensation plans.

Investor Contact:
Mike Bishop
The Blueshirt Group
Tel: +1 415-217-4968
mike@blueshirtgroup.com

Source: USA Technologies, Inc.
F-USAT